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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 19, 1998
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                               UROMED CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Massachusetts                    000-23266               04-3104185
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 (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
                                                         Identification Number)

                    64 A Street, Needham, Massachusetts 02194
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                     Address of principal executive offices


       Registrant's telephone number, including area code: (781) 433-0033
                                                           --------------


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Item 5.  Other Events

    On May 15, 1998, the Registrant issued a press release announcing a restructuring of its operations.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit Number      Description
         --------------      -----------

              99.1 Press Release issued May 15, 1998 announcing a stockholder approval of reverse stock split.

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                             SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UROMED CORPORATION


Dated:  May 19, 1998                  By:  /s/Paul J. Murphy
                                            -------------------------
                                       Paul J. Murphy, Treasurer and
                                       Chief Financial Officer